UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2026

(Date of Report - Date of earliest event reported on)

Community Bancorp /VT
(Exact name of Registrant as Specified in its Charter)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 US Route 5, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50Par value per share	CMTV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On April 16, 2026, Community Bancorp. (the “Company”) announced that its Board of Directors has changed the record date for the Company’s previously announced common stock dividend payable on May 1, 2026, from April 15, 2026 to the new record date of April 26, 2026. The amount of the cash dividend and the dividend payable date did not change.

Accordingly, to reflect the change in the record date, the Company confirms that it has declared a quarterly cash dividend of $0.25 per share payable on May 1, 2026 to shareholders of record on April 26, 2026. This corrected announcement of dividend declaration supersedes and replaces the announcement of dividend declaration contained in the Company’s report on Form 8-K dated March 18, 2026.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	- Press Release of Community Bancorp. dated April 16, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: April 16, 2026	/s/ Christopher Caldwell
Christopher Caldwell, President &
Chief Executive Officer

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